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[GRAPHIC]

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                                        Smith Barney Hansberger
                                        Global Value Fund

                                        [GRAPHIC]

                                        Smith Barney Hansberger
                                        Global Small Cap
                                        Value Fund

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                                        SEMI-ANNUAL REPORT
                                        ------------------

                                        October 31, 1998

                                     [LOGO]                   [LOGO]
                                   Hansberger              Smith Barney
                                     Global                Mutual Funds
                                 Investors, Inc.     Investing for your future
                                                           Every day(R)
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Smith Barney
Hansberger Funds
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"Globalization of the world economy has continued at an unprecedented pace since the fall of the Berlin wall. However, globalization does not always proceed smoothly. The long-term commercialization and growing interdependence of the world's economies can often create major social and political problems in specific countries over the short term."

                                                     Thomas Hansberger, CFA, CIC
                                            Chairman and Chief Executive Officer
                                               Hansberger Global Investors, Inc.

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The Smith Barney Hansberger Global Value Fund's primary investment objective is long-term capital growth. The Fund seeks to achieve its objective by investing primarily in the stocks of U.S. and foreign issuers, which, in the opinion of Mutual Management Corp., the Fund's investment manager, and Hansberger Global Investors, Inc., the Fund's sub-adviser, are undervalued.

                                                NASDAQ Symbol
                                                -------------

                      Class A                       SGLAX
                      Class B                       SGLBX
                      Class L                       SGLCX

The Smith Barney Hansberger Global Small Cap Value Fund's primary investment objective is long-term capital growth. The Fund seeks to achieve this objective by investing primarily in equity securities of U.S. and foreign issuers with relatively small market capitalizations (i.e., share price times the number of equity securities outstanding). These are equity securities which, in the opinion of Mutual Management Corp., the Fund's investment manager, and Hansberger Global Investors, Inc., the Fund's sub-investment adviser, are undervalued.

                                                NASDAQ Symbol
                                                -------------

                      Class B                        SCVBX

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WHAT'S INSIDE
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Shareholder Letter ........................................................    1

Smith Barney Hansberger Global Value Fund
  Portfolio Manager Commentary ............................................    3
  Historical Performance ..................................................    7

Smith Barney Hansberger Global Small Cap
Value Fund
  Portfolio Manager Commentary ............................................   10
  Historical Performance ..................................................   13

Schedules of Investments ..................................................   16

Statements of Assets and Liabilities ......................................   26

Statements of Operations ..................................................   27

Statements of Changes in Net Assets .......................................   28

Notes to Financial Statements .............................................   30

Financial Highlights ......................................................   36

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Shareholder Letter
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              [PHOTO]                          [PHOTO]
              HEATH B. MCLENDON                THOMAS L. HANSBERGER, CFA, CIC
              Chairman                         Chairman and Chief Executive
                                               Officer Hansberger Global
                                               Investors, Inc.

Dear Shareholder:

We are pleased to present the semi-annual shareholder report for the Smith Barney Hansberger Global Value Fund and the Smith Barney Hansberger Global Small Cap Value Fund ("Funds") for the period ended October 31, 1998. Individual commentaries for each Fund follow.

Classic Series Funds

The Smith Barney Hansberger Global Value Fund and the Global Small Cap Value Fund are part of the Classic Series of Smith Barney Mutual Funds. The Classic Series Funds are mutual funds whose investment decisions are determined by experienced portfolio managers based on each fund's investment objectives and guidelines. Funds in the Smith Barney Classic Series invest across asset classes and sectors, utilizing a range of strategies in order to achieve their objectives.

Global Markets Update

Globalization of the world economy has continued at an unprecedented pace since the fall of the Berlin wall. However, globalization does not always proceed smoothly. The long-term commercialization and growing interdependence of the world's economies can often create major social and political problems in specific countries over the short term. For example, U.S. autoworkers become concerned when they see more automobiles being produced in Japan and rice farmers in Japan also become more alarmed when rice imports from California increase.

Social problems in Detroit and in Japan can quickly translate into serious political problems and result in rising protectionism and economic contraction. Ideally the commercialization of the global economy should occur gradually over time to help minimize any unforeseen economic, social and political disruptions. Moreover, the role of finance with respect to globalization can also be disruptive. Because of the speed of technology and communications today, the movement of capital around the world is virtually instantaneous, which is good for the capital markets, but can create short-term aberrations.

In many countries, financial market inefficiencies was the catalyst for recent stock price volatility. Too much capital went into developing countries too quickly and despite the huge social costs, unregulated hedge funds attacked currencies in concerted actions in order to increase short-term profits. These conditions resulted in the widely publicized problems experienced in Asia, and, later, in Eastern Europe and Latin America. It is important to note, however, that these market inefficiencies also create some of the best opportunities for global value investors.

We are now beginning to see a concerted global effort to correct the current imbalances in the global economy. And while this workout may take some time and individuals may suffer in the short term, we nonetheless remain convinced that the long-term, higher standards of living and greater freedoms that come from free-market global capitalism are worth the price.

The first half of 1998 saw good returns from some developed markets while emerging market performance for the most part lagged. The global


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Smith Barney Hansberger Funds                                                  1
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financial crisis spread in late summer and negatively impacted all the world's stock markets. Russia's problems, a major hedge fund rescue in the United
States, the Japanese recession, currency controls in Malaysia and global deflation dominated the headlines. The markets bottomed out in mid-October when the Federal Reserve Board cut short rates in the U.S. Since that time, the world's stock markets have rebounded strongly, underscoring the market's higher volatility during the reporting period.

Is the worst over? We are concerned about some Latin American and Eastern European markets that face unique challenges. However, we are beginning to see the changes throughout Asia that could lead the global economy out of its current problems. Because of the turbulent and uncertain market conditions during the period under review, valuations in many companies around the world have become very compelling. We believe that these undervalued, world-class companies will provide investors with tremendous opportunities in the years ahead.

We encourage you to visit our improved Web site at www.smithbarney.com. In closing, your support of our investment management approach is genuinely appreciated. We at Hansberger Global Investors ("HGI") and Smith Barney Mutual Funds will continue to work hard to deliver competitive total returns for our shareholders over the long term using our value investing approach.

Sincerely,

/s/ Heath B. McLendon            /s/ Thomas L. Hansberger, CFA, CIC

Heath B. McLendon                Thomas L. Hansberger, CFA, CIC
Chairman                         Chairman and Chief Executive Officer
                                 Hansberger Global Investors, Inc.

November 20, 1998


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2                                        1998 Semi-Annual Report to Shareholders
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Smith Barney Hansberger Global Value Fund
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Current Team Members

Thomas L. Hansberger, CFA, CIC, Chairman and Chief Executive Officer of Hansberger Global Investors, Inc. ("HGI").

Mr. Hansberger is responsible for the management of various separate accounts and mutual funds. Before forming HGI, Mr. Hansberger served as Chairman, President and Chief Executive Officer of Templeton Worldwide, Inc., the parent holding company of the Templeton group of companies. Mr. Hansberger graduated from Miami University (Oxford, OH) in 1955 and served in the U.S. Air Force.

James E. Chaney, Chief Investment Officer of HGI

Mr. Chaney serves as Portfolio Manager for the Hansberger Institutional Fund and separate institutional accounts. Prior to joining HGI, Mr. Chaney was Executive Vice President for the Templeton organization and a senior member of the Portfolio Management/Strategy Committee. Mr. Chaney holds a Bachelors of Science in Civil Engineering from the University of Massachusetts - Amherst, a Masters of Science degree from Northeastern University and an MBA from Columbia University and is a member of the Beta Gamma Sigma Honor Society.

John Hock, CFA, Senior Vice President of Research of HGI

Mr. Hock is a research analyst and assistant portfolio manager. His research responsibilities include the coverage of several global industries and geographic responsibility for Southern Europe. Prior to joining HGI, Mr. Hock was a Vice President and Senior Analyst in the Global Securities Research and Economic Group at Merrill Lynch. Mr. Hock received his Bachelors of Science in Applied Economics from Cornell University and his MBA in Finance from New York University. He is a Chartered Financial Analyst and a member of the Association for Investment Management and Research.

Francisco Alzuru, Managing Director of HGI, Latin America

Mr. Alzuru is a portfolio manager and research analyst. His research responsibilities include several global industries and geographic responsibility for Mexico and most South American countries. Prior to joining HGI, Mr. Alzuru was a Vice President and Senior Research Analyst at Vestcorp Partners, a Latin American-based investment bank, covering Latin America. Mr. Alzuru received a Bachelors of Science in Urban Planning from the Universidad Simon de Bolivar in Caracas, Venezuela and a Masters in Finance from Oklahoma City University in Oklahoma. He is a member of the Association for Investment Management and Research and the Financial Analysts Society of South Florida.

Performance Update

For the six months ended October 31, 1998, the Hansberger Global Value Fund's ("Global Value Fund") Class A, Class B and Class L shares (excluding sales charges) had negative total returns of 20.79%, 21.14% and 21.14%, respectively. A comparative benchmark's return was a negative 4.38% for the Morgan Stanley Capital International ("MSCI") All-Country World Free Index over the same period. (The MSCI All-Country World Free Index represents market performance in both the developed and the emerging markets in Africa, Asia, Australia, Europe, North America and South America.)

As of October 31, 1998, the Global Value Fund owned securities of 149 issuers in 39 countries. In our opinion, the difference between the performance of the Fund and the MSCI All-Country Index is largely attributable to the Fund's relatively low exposure to U.S. stocks and its relatively high exposure to the stocks of companies domiciled in Australia/New Zealand, Asia, and other developing countries. In addition, the difference in performance between the Global Value Fund and the MSCI All-Country Index can also be explained by our holdings in commodity-


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Smith Barney Hansberger Funds                                                  3
sensitive industries where we are finding outstanding opportunities in many world-class companies.

Portfolio Review

Since the Fund began, our investment management team continues to focus on undervalued companies with favorable long-term earnings prospects. Our experience suggests that fundamentals and valuations are the primary determinants of stock price performance over the long term.

However, we have been in an environment that has rewarded "growth and momentum" investors at the expense of "value" investors during the past few years. In our opinion, many stocks that have generated high levels of earnings growth have appreciated to levels that we believe already discount their long-term earnings prospects. We do not believe this is sustainable and we believe that fundamentals may reemerge as the primary determinant of stock price performance. More recently, very expensive stock markets that have been considered overvalued on fundamental valuation measures (i.e., P/E, P/CF, P/BV and dividend yield) began going down in July and August while many attractive stock markets based on normalized earnings and long-term prospects began to do better than these previously overvalued markets on a relative basis.

We believe the Global Value Fund is well-positioned to capitalize on this trend due to its holdings in 140 undervalued companies worldwide. Moreover, the geographic exposure of the Fund is well-diversified among 39 countries.

United States

The Global Value Fund's portfolio is constructed on a stock-by-stock basis, with geographic and industry representation largely resulting from where we are finding the most fundamentally attractive and undervalued companies. Typically, under normal market conditions, stocks are held for three to seven years on average and portfolio turnover is generally low.

The combination of our long-term, value-oriented investment strategy and the conditions of global stocks at the Fund's inception date has led us to avoid many high-priced U.S. stocks in favor of what we believe are better-value opportunities in other areas of the world. Given the high P/E ratios of many U.S. stocks at the end of last year, our domestic stock exposure was limited with no dominant industry representation. (A P/E ratio is the price of a company's stock divided by its earnings per share.)

Our largest U.S. holding was GTE, representing about 1.5% of the Fund's portfolio. During the course of the year, we maintained our exposure and took advantage of the market correction that began in the third quarter of 1998 to add to new positions in Schlumberger, a depressed oil services company, and Republic Services Inc., a consolidator in the domestic waste management industry.

Europe

European stocks contributed favorably to the Fund's performance this year, but we are finding it increasingly difficult to identify compelling values in Europe. Our interest in the region has gradually shifted from Southern Europe to Northern Europe with an emphasis on specific opportunities in the Nordic countries and the U.K. The nations of Southern Europe, including Italy, Greece, Spain and Portugal, have received great attention since it is considered to be the primary beneficiary of the upcoming European Monetary Union ("EMU"). During our European research visits, we discovered that the managements of many companies share our belief that investor expectations may be too high in Europe. Accordingly, we have taken profits in many of our Southern European holdings and we have redeployed proceeds to what we perceive are better opportunities, further north.

Value opportunities exist in the Nordic countries, where depressed oil, paper and forest product prices have hampered overall market conditions. Within this area, the Fund's exposure has been in these depressed sectors as well as banks where stocks are selling at significant discounts to their pan-European peers. The


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4                                        1998 Semi-Annual Report to Shareholders
largest individual European country exposure in the Fund is in the U.K.
where high interest rates, a strong currency and a domestic economic slowdown have led to depressed valuations. A reversal of these trends, particularly when compared with continental European neighbors, may be a potential catalyst for these stocks to perform better. Our largest holdings in the U.K. include Cable and Wireless, a holding company with significant telecommunications assets worldwide, and Nycomed Amersham, a leading pharmaceutical company that is selling at depressed valuations.

Japan

There is tremendous skepticism surrounding the outlook for economic and stock market prospects in Japan. The economy is in recession, consumer confidence is low and pricing power has diminished; yet Japan's stock market has already responded to many of these concerns by falling from its peak of 38,900 in 1989 to 13,500 at the end of October. We are becoming cautiously optimistic about some Japanese stocks that have typically been overlooked, and which have the ability to be restructured and are domestically oriented.

Developing Markets

Following the roughly 57% correction in Asian emerging markets during 1997, we gradually built positions in quality companies that appear to have been oversold. We took advantage of the volatility that spilled over into other emerging markets to establish modest positions in Eastern Europe and to a lesser degree in Latin America as well. Contributing to our interest in the stocks domiciled in emerging markets is the fact that these low P/E ratios exist at a time when corporate earnings are at depressed levels.

We believe the true earnings power of these companies is far from being recognized in their low valuations. Aside from many of these companies being undervalued, many emerging market currencies have become undervalued as well. The types of companies that we have concentrated on in the emerging markets are leaders in their respective industries or regions.

One of our core holdings has been Korea's Pohang Iron and Steel ("POSCO"), the second largest steel manufacturer in the world. POSCO had been recognized as the world's lowest cost producer when the Korean Won was at 800 Won/$U.S. The subsequent devaluation of the Korean Won to 1320 has added even further to its competitiveness. POSCO's stock price has gained 50% from its all-time low in July, yet its valuation remains below its peer group and we remain steadfast holders. Although the full-fledged economic recoveries in many emerging countries might be a few years away, we believe that stock prices will begin to recognize the accelerating sales volumes and long-term earnings prospects long before economies come into full swing.

October 1998 illustrates the velocity at which these stocks can recover, as evidenced by gains of 55%, 43%, 41% and 39% in Indonesia, the Philippines, Thailand and Korea, respectively. Within the emerging markets, we have identified the most attractive opportunities in Asia followed by Eastern Europe and Latin America. Although no guarantees can be given, we believe that the recovery from extremely depressed valuations in many stocks in these countries should contribute meaningfully to the Global Value Fund's longer-term performance.

The Impact of Depressed Commodity Prices

Depressed commodity prices have had adverse effects on markets far beyond the Nordic region, particularly in the developing countries, Australia and New Zealand. In many of these stock markets, we find an attractive combination of overly depressed economies, attractive stock valuations and undervalued currencies. We have seen strong recoveries in certain areas during the last month, but price levels remain at a fraction of normal and potential levels. The timing of the recovery is difficult to identify, but it is clear that extreme undervaluations exist.

The Commodity Research Bureau's ("CRB") Commodity Index reached a 21-year low and the value of the Australian dollar is near its lowest levels seen in decades. In neighboring Canada, the Canadian dollar


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Smith Barney Hansberger Funds                                                  5
fell to its lowest level in many years. In light of this volatility and increasingly attractive valuations, we have increased our exposure in Australia and New Zealand, and we remain committed to our holdings in several emerging markets.

Conclusion

We think that the Global Value Fund is well-positioned for the future. As previously noted, the Fund's portfolio has been constructed based upon company fundamentals and valuations with a three-to seven-year investment horizon. Our research team has performed extensive due diligence and visited 143 companies and various government officials during recent months in Austria, Belgium, Chile, Czech Republic, Denmark, Finland, Hong Kong, Indonesia, Japan, Malaysia, Mexico, Norway, the Philippines, Peru, Russia, Slovakia, South Korea, Singapore, Sweden, Switzerland, Thailand and the U.K. as well as the U.S.

Our strong enthusiasm about the prospects for many of our holdings resemble what we experienced when investing in Hong Kong in the aftermath of Tianamen Square, U.S. banking stocks in the early 1990s and European banks in the aftermath of the European Monetary System debacle in 1992. After experiencing several difficult quarters, our patience was generously rewarded then. We expect long-term investors who can tolerate the higher volatility associated with global investing may ultimately be rewarded for their patience as well.

Please see pages seven through nine for additional Global Value Fund performance information.


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6                                        1998 Semi-Annual Report to Shareholders

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Historical Performance -- Class A Shares
--------------------------------------------------------------------------------

                                      Net Asset Value
                                    --------------------
                                    Beginning     End       Income     Total
Period Ended                        of Period  of Period   Dividends Returns+(1)
================================================================================
10/31/98                              $12.99     $10.29      $0.00    (20.79)%
-------------------------------------------------------------------------------
Inception* -- 4/30/98                  11.40      12.99       0.02     14.13
================================================================================
  Total                                                      $0.02
================================================================================

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Historical Performance -- Class B Shares
--------------------------------------------------------------------------------

                                      Net Asset Value
                                    --------------------
                                    Beginning     End       Income     Total
Period Ended                        of Period  of Period   Dividends Returns+(1)
================================================================================
10/31/98                              $12.96     $10.22      $0.00    (21.14)%
-------------------------------------------------------------------------------
Inception* -- 4/30/98                  11.40      12.96       0.02     13.87
================================================================================
  Total                                                      $0.02
================================================================================

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Historical Performance -- Class L Shares(2)
--------------------------------------------------------------------------------

                                      Net Asset Value
                                    --------------------
                                    Beginning     End       Income     Total
Period Ended                        of Period  of Period   Dividends Returns+(1)
================================================================================
10/31/98                              $12.96     $10.22      $0.00    (21.14)%
-------------------------------------------------------------------------------
Inception* -- 4/30/98                  11.40      12.96       0.02     13.87
================================================================================
  Total                                                      $0.02
================================================================================

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Historical Performance -- Class Y Shares
--------------------------------------------------------------------------------

                                      Net Asset Value
                                    --------------------
                                    Beginning     End       Income     Total
Period Ended                        of Period  of Period   Dividends Returns+(1)
================================================================================
10/31/98                              $13.00     $10.31      $0.00    (20.69)%
-------------------------------------------------------------------------------
Inception* -- 4/30/98                  12.44      13.00       0.00      4.50
================================================================================
  Total                                                      $0.00
================================================================================

It is the Fund's policy to distribute dividends and capital gains, if any, annually.


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Smith Barney Hansberger Funds                                                  7

--------------------------------------------------------------------------------
Average Annual Total Returns+
--------------------------------------------------------------------------------

                                             Without Sales Charges(1)
                                    --------------------------------------------
                                    Class A    Class B    Class L(2)    Class Y
================================================================================
Period Ended 10/31/98               (20.79)%   (21.14)%     (21.14)%    (20.69)%
--------------------------------------------------------------------------------
Inception* through 10/31/98          (9.59)    (10.21)      (10.21)     (17.72)
================================================================================

                                               With Sales Charges(3)
                                    --------------------------------------------
                                    Class A    Class B    Class L(2)    Class Y
================================================================================
Period Ended 10/31/98               (24.73)%   (25.08)%     (22.71)%    (20.69)%
--------------------------------------------------------------------------------
Inception* through 10/31/98         (14.11)    (14.69)      (12.03)     (17.72)
================================================================================
(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charge ("CDSC") with respect to Class B and L shares.
(2)   On June 12, 1998, Class C shares were renamed Class L shares.
(3) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charge of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from initial purchase. Thereafter, this CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
+ Total returns are not annualized, as it may not be representative of the total return for the year.
* The inception date for Class A, B and L shares is December 19, 1997 and the inception date for Class Y shares is March 10, 1998.


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8                                        1998 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Global Value Fund at a Glance (unaudited)
--------------------------------------------------------------------------------

Growth of $10,000 Invested in Class A, B and L Shares of the
Global Value Fund vs. MSCI All Country World Free Index+
--------------------------------------------------------------------------------

                           December 1997--October 1998

                           [LINE GRAPH APPEARS HERE]

            Global Value Fund -    Global Value Fund -     Global Value Fund -    MSCI All Country
                 Class A                Class B                 Class L           World Free Index
Dec 19 1997       9,500                   9,500                  9,900                 10,000
Dec 1997          9,649                   9,657                 10,057                 10,131
Jan 1998          9,582                   9,578                  9,978                 10,354
Feb 1998         10,292                  10,316                 10,716                 11,062
Mar 1998         10,734                  10,773                 11,173                 11,534
Apr 1998         10,842                  10,887                 11,287                 11,643
May 1998         10,208                  10,210                 10,610                 11,422
Jun 1998          9,524                   9,483                  9,881                 11,627
Jul 1998          9,390                   9,349                  9,742                 11,631
Aug 1998          7,829                   7,788                  8,116                 10,001
Sep 1998          7,612                   7,571                  7,889                 10,200
Oct 31 1998       8,589                   8,531                  8,890                 11,132

+ Hypothetical illustration of $10,000 invested in Class A, B and L shares at inception on December 19, 1997, assuming deduction of the maximum initial sales charge of 5.00% for Class A. It also assumes the deduction of the maximum 5.00% and 1.00% CDSCs for Class B and L shares, respectively, and the reinvestment of dividends and capital gains, if any, at net asset value through October 31, 1998. The Morgan Stanley Capital International ("MSCI") All Country World Free Market Index includes 46 markets, of which emerging markets represent approximately 9.5% and excludes shares which are not readily purchased by non-local investors. The performance of the Fund's other classes may be greater or less than the shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

      All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

Top Ten Holdings*                                         As of October 31, 1998
--------------------------------------------------------------------------------
 1. Petroleum Geo-Services ASA                                            1.8%
--------------------------------------------------------------------------------
 2. Yamanouchi Pharmaceutical Co. Ltd.                                    1.8
--------------------------------------------------------------------------------
 3. Koninklijke KPN NY                                                    1.8
--------------------------------------------------------------------------------
 4. Hutchison Whampoa Ltd.                                                1.7
--------------------------------------------------------------------------------
 5. GTE Corp.                                                             1.5
--------------------------------------------------------------------------------
 6. City Developments Ltd.                                                1.5
--------------------------------------------------------------------------------
 7. United Overseas Bank Ltd.                                             1.4
--------------------------------------------------------------------------------
 8. Marubeni Corp.                                                        1.4
--------------------------------------------------------------------------------
 9. Cable & Wireless PLC                                                  1.4
--------------------------------------------------------------------------------
10. Philippines Long Distance Telephone Co.                               1.3
--------------------------------------------------------------------------------

* As a percentage of total stocks.

Investment Allocation as of October 31, 1998**
--------------------------------------------------------------------------------

                           [PIE GRAPH APPEARS HERE]

Africa                        1.3%
Repurchase Agreement          2.9%
Europe                       43.1%
Asia/Pacific                 32.9%
North America                15.7%
South America                 4.1%

** As a percentage of total investments.


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Smith Barney Hansberger Funds                                                  9

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Smith Barney Hansberger Global Small Cap Value Fund
--------------------------------------------------------------------------------

Current Team Members

Lauretta Reeves, CFA, Managing Director of Research of HGI

Ms. Reeves' research responsibilities include several global industries and coverage of the United Kingdom and Central European markets. Prior to joining HGI, Ms. Reeves was Senior Vice President at Templeton in the research and portfolio management group. Ms. Reeves received her MBA from Nova-Southeastern University and her undergraduate degree in business management from Florida International University. Ms. Reeves is a Chartered Financial Analyst and a member of the Association for Investment Management and Research.

Vladimir Tyurenkov, Managing Director of HGI, Eastern Europe & Russia

Prior to joining HGI, Mr. Tyurenkov spent several years working for the Russian Government and on the Pepperdine University Russian Conversion and Privatization Program. Mr. Tyurenkov has an MBA specializing in Finance from Pepperdine University in California. Additionally, he holds a Master's in Computer Science from Moscow State Technical University.

Robert Mazuelos, Senior Vice President of Research of HGI

Mr. Mazuelos is a research analyst and assistant portfolio manager. His research responsibilities include several global industries and geographic responsibility for Central America, Peru and Chile. Prior to joining HGI, Mr. Mazuelos was a performance analyst at Templeton Investment Counsel, Inc. where he was responsible for return analysis on separate accounts and mutual funds. Mr. Mazuelos received a Bachelors of Science in Business Administration from the University of Florida. He is a member of the Association for Investment Management and Research and the Financial Analysts Society of South Florida.

Victoria Gretsky, Vice President of Research of HGI

Ms. Gretsky is a research analyst. Her responsibilities include the analysis of key markets in Eastern Europe and Russia, as well as global industries. Prior to joining HGI, she was a research analyst for Optimum Consulting, a Russia-based firm that specialized in restructuring Russian companies during privatization. Ms. Gretsky holds a Masters in Computer Science from Moscow State Technical University.

Performance Update

For the period ended October 31, 1998, the Hansberger Global Small Cap Value Fund's ("Global Small Cap Value") Class A, Class B and Class L shares (excluding sales charges) had negative returns of 25.06%, 25.36% and 25.36%, respectively. A comparative benchmark's return was a negative 14.80% Salomon Smith Barney World EMI Index (Small-Cap) during the same time period. As of October 31, 1998, the Fund owned securities of 88 issuers in 29 countries.

The difference between the performance of the Global Small Cap Value Fund and the Salomon Smith Barney World EMI Index ("Small-Cap") is largely attributable to the Fund's relatively low exposure to stocks in the U.S. and the relatively high exposure in stocks of companies domiciled in Australia/New Zealand, Asia and developing countries in general.

Portfolio Review

The Global Small Cap Value Fund commenced operations on December 19, 1997. Adhering to the HGI style of value investing, the Fund's portfolio was constructed from the bottom up, utilizing our entire team of investment professionals to select stocks trading at low prospective normalized P/E ratios. (Bottom-up investing focuses on the potential outstanding performance of individual companies rather than considering the impact of major economic trends. A P/E ratio is the price of a company's stock divided by its earnings per share.)

Our country and industry weightings are the result of where we found the best values at the time of new cash inflows into the Global Small Cap Value Fund or where we redeployed our cash after we sold stocks.


--------------------------------------------------------------------------------
10                                       1998 Semi-Annual Report to Shareholders

United States

Consistent with our investment philosophy, turnover in the Fund's portfolio since inception was relatively minimal. The largest Fund weighting remains in the U.S. Contrary to larger-sized company stocks in the U.S., smaller-sized companies were still trading at reasonable valuations at the beginning of 1998. As the year progressed and market volatility increased, investors switched into better known index names, further depressing smaller-sized company stock prices. As a result, we were able to further diversify our U.S. holdings, which may prove prudent in light of a potential slowdown in the U.S. economy.

The Fund's current U.S. exposure is primarily in the business and public services, apparel, metals, retailing and food industries. Since many of the U.S. stocks currently under consideration are trading at one-half the valuation of their index counterparts, we believe that North America should remain an opportunistic market for small-cap value investing in the near future.

Europe

Europe is the largest region in which the Global Small Cap Value Fund is invested, with the U.K. and Germany being two of the larger markets represented. The economy of the U.K. has lagged that of the continent in part due to England's decision not to participate in the upcoming Euro, its strong currency and high interest rates. As Great Britain's interest rates begin to converge with those of the European continent, we anticipate that the U.K. market will eventually perform well. Within Germany, we have invested in several construction and building material companies. These industries are currently depressed due to a lack of domestic demand and ties to emerging market projects. In our view, improvement in Eastern European and Asian economies and a long awaited tax cut in Germany should facilitate a rebound in construction stock prices.

We have underweighted the Southern European stock markets, such as France and Italy, because these stock markets have risen ahead of the implementation of the Euro, and it is difficult to find stocks with compelling valuations within those countries. We have overweighted the Scandinavian markets which, excluding Finland, will not be adopting the Euro next year. The stocks we believe represent the best values in this region are in the forest products, metals and industries related to natural resources. Most commodity prices have been depressed due to excess supply and dropping demand in Asia. These stocks should do well when supply and demand return to balance for basic materials.

Asia

We also took advantage of the severe drop in the Asian markets to add to resource-related companies in the region, particularly in New Zealand. Our biggest exposure in this region, however, is Hong Kong, where we have purchased retailing, leisure, and business and public service companies. In Japan, we hold positions in construction and engineering stocks. Although interest-rate cuts and bank restructurings have caused these markets to rebound, our recent analysis indicates that many Asian stocks are still trading at too severe of a discount to their peers in other parts of the world. We anticipate that positive fiscal action in Japan should help stabilize Asia's financial markets and lead to competitive performance.

Developing Markets

Asian, Eastern European and Latin American emerging market investments stood at less than 10% of the Global Small Cap Value Fund's portfolio at fiscal year-end. Although in the short run investments in these regions have had a negative impact on the Global Small Cap Value Fund's portfolio, we believe a prudent allocation to these markets will enhance return and increase diversification over the long run. Smaller-sized companies normally have a higher risk profile in developing markets and we will remain selective whenever we add to the Global Small Cap Value Fund's emerging market exposure.


--------------------------------------------------------------------------------
Smith Barney Hansberger Funds                                                 11

Conclusion

Although this has been a difficult year for global small-cap value investing, it has been an excellent year for assembling a portfolio of stocks whose underlying companies have great prospects and are trading at a significant discount to their potential value. We believe that as the markets eventually stabilize and investors become more selective, smaller-sized company stock valuations should begin to approach that of larger-sized companies.

Please see pages 13 through 15 for additional Global Small Cap Value Fund performance information.


--------------------------------------------------------------------------------
12                                       1998 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Historical Performance -- Class A Shares
--------------------------------------------------------------------------------

                                      Net Asset Value
                                    --------------------
                                    Beginning     End       Income     Total
Period Ended                        of Period  of Period   Dividends Returns+(1)
================================================================================
10/31/98                              $12.37     $ 9.27      $0.00    (25.06)%
--------------------------------------------------------------------------------
Inception* -- 4/30/98                  11.40      12.37       0.01      8.64
================================================================================
  Total                                                      $0.01
================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class B Shares
--------------------------------------------------------------------------------

                                      Net Asset Value
                                    --------------------
                                    Beginning     End       Income     Total
Period Ended                        of Period  of Period   Dividends Returns+(1)
================================================================================
10/31/98                              $12.34     $ 9.21      $0.00    (25.36)%
--------------------------------------------------------------------------------
Inception* -- 4/30/98                  11.40      12.34       0.01      8.38
================================================================================
  Total                                                      $0.01
================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class L Shares(2)
--------------------------------------------------------------------------------

                                      Net Asset Value
                                    --------------------
                                    Beginning     End       Income     Total
Period Ended                        of Period  of Period   Dividends Returns+(1)
================================================================================
10/31/98                              $12.34     $ 9.21      $0.00    (25.36)%
--------------------------------------------------------------------------------
Inception* -- 4/30/98                  11.40      12.34       0.01      8.38
================================================================================
  Total                                                      $0.01
================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class Y Shares
--------------------------------------------------------------------------------

                                      Net Asset Value
                                    --------------------
                                    Beginning     End       Income     Total
Period Ended                        of Period  of Period   Dividends Returns+(1)
================================================================================
10/31/98                              $12.37     $ 9.28      $0.00    (24.98)%
--------------------------------------------------------------------------------
Inception* -- 4/30/98                  11.74      12.37       0.00      5.37
================================================================================
  Total                                                      $0.00
================================================================================

It is the Fund's policy to distribute dividends and capital gains, if any, annually.


--------------------------------------------------------------------------------
Smith Barney Hansberger Funds                                                 13

--------------------------------------------------------------------------------
Average Annual Total Returns+
--------------------------------------------------------------------------------

                                             Without Sales Charges(1)
                                    --------------------------------------------
                                    Class A    Class B    Class L(2)    Class Y
================================================================================
Period Ended 10/31/98               (25.06)%   (25.36)%    (25.36)%     (24.98)%
--------------------------------------------------------------------------------
Inception* through 10/31/98         (18.59)    (19.11)     (19.11)      (21.36)
================================================================================

                                               With Sales Charges(3)
                                    --------------------------------------------
                                    Class A    Class B    Class L(2)    Class Y
================================================================================
Period Ended 10/31/98               (28.80)%   (29.10)%    (26.82)%     (24.98)%
--------------------------------------------------------------------------------
Inception* through 10/31/98         (22.66)    (23.15)     (20.76)      (21.36)
================================================================================
(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2)   On June 12, 1998, Class C shares were renamed Class L shares.
(3) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charge of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from initial purchase. Thereafter, this CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
+ Total returns are not annualized, as it may not be representative of the total return for the year.
* Inception dates for Class A, B and L shares is December 19, 1997 and the inception date for Class Y shares is March 10, 1998.


--------------------------------------------------------------------------------
14                                       1998 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Global Small Cap Value Fund at a Glance (unaudited)
--------------------------------------------------------------------------------

Growth of $10,000 Invested in Class A, B and L Shares of the
Global Small Cap Value Fund vs. Salomon Smith Barney World Extended Market
Index+
--------------------------------------------------------------------------------

                           December 1997--October 1998

                           [LINE GRAPH APPEARS HERE]

             Global Value Fund -    Global Value Fund -    Global Value Fund -    SSB World Extended
                 Class A                 Class B                Class L              Market Index
Dec 19 1997       9,500                   9,500                  9,900                 10,000
Dec 1997          9,528                   9,530                  9,930                 10,243
Jan 1998          9,069                   9,061                  9,443                 10,313
Feb 1998          9,653                   9,653                 10,053                 11,084
Mar 1998         10,112                  10,118                 10,518                 11,578
Apr 1998         10,321                  10,338                 10,738                 11,659
May 1998         10,095                  10,092                 10,492                 11,446
Jun 1998          9,461                   9,429                  9,825                 11,309
Jul 1998          9,044                   9,003                  9,382                 10,850
Aug 1998          7,592                   7,551                  7,869                  9,123
Sep 1998          7,392                   7,351                  7,660                  9,361
Oct 31 1998       7,734                   7,685                  8,008                  9,933

+ Hypothetical illustration of $10,000 invested in Class A, B and L shares at inception on December 19, 1997, assuming deduction of the maximum initial sales charges of 5.00% for Class A. It also assumes the deduction of the maximum 5.00% and 1.00% CDSCs for Class B and L shares, respectively, and the reinvestment of dividends and capital gains, if any, at net asset value through October 31, 1998. The Salomon Smith Barney World Extended Market Index is a component of the Broad Market Index ("BMI") which defines the small-capitalization stock universe or remaining 20% of the capital of each country within the index. The BMI universe spans 22 countries and includes listed shares of countries with a total available market capitalization of at least the local equivalent of $100 million on the last business day on May each year. The performance of the Fund's other classes may be greater or less than the shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

      All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

Top Ten Holdings*                                         As of October 31, 1998
--------------------------------------------------------------------------------
 1. Owens & Minor, Inc.                                                     2.9%
--------------------------------------------------------------------------------
 2. Cafe De Coral Holdings                                                  2.4
--------------------------------------------------------------------------------
 3. Tecumseh Products Co.                                                   2.2
--------------------------------------------------------------------------------
 4. Somerfield PLC                                                          2.2
--------------------------------------------------------------------------------
 5. The Geon Co.                                                            2.1
--------------------------------------------------------------------------------
 6. Sparebanken NOR                                                         2.1
--------------------------------------------------------------------------------
 7. Sherwood Group PLC                                                      2.0
--------------------------------------------------------------------------------
 8. Learning Company, Inc.                                                  1.9
--------------------------------------------------------------------------------
 9. Financiere Marc de Lacharriere                                          1.9
--------------------------------------------------------------------------------
10. Daito Trust Construction Co. Ltd.                                       1.9
--------------------------------------------------------------------------------

* As a percentage of total stocks.


Investment Allocation as of October 31, 1998**
--------------------------------------------------------------------------------

                           [PIE GRAPH APPEARS HERE]

Asia/Pacific                  19.0%
South America                  1.4%
Repurchase Agreement           8.4%
Europe                        46.7%
North America                 24.5%

** As a percentage of total investments.


--------------------------------------------------------------------------------
Smith Barney Hansberger Funds                                                 15

--------------------------------------------------------------------------------
Schedules of Investments (unaudited)                            October 31, 1998
--------------------------------------------------------------------------------

                    SMITH BARNEY HANSBERGER GLOBAL VALUE FUND

  SHARES                            SECURITY                              VALUE
================================================================================
STOCK -- 97.1%

Argentina -- 1.6%
   50,000  Telecom Argentina SA ADR                                  $ 1,612,500
   50,000  YPF Sociedad Anonima ADR                                    1,446,875
--------------------------------------------------------------------------------
                                                                       3,059,375
--------------------------------------------------------------------------------
Australia -- 2.6%
  252,807  Broken Hill Proprietary Co. Ltd.                            2,139,579
  108,425  National Australia Bank Ltd.                                1,430,426
  257,162  Orica Ltd.                                                  1,411,803
--------------------------------------------------------------------------------
                                                                       4,981,808
--------------------------------------------------------------------------------
Austria -- 2.3%
   11,000  Bank Austria AG                                               598,498
   34,200  Boehler - Uddeholm AG                                       1,611,310
   23,800  VA Technologie AG                                           2,205,878
--------------------------------------------------------------------------------
                                                                       4,415,686
--------------------------------------------------------------------------------
Brazil -- 1.1%
   55,000  Companhia Vale do Rio Doce ADR                                829,928
   15,700  Telecomunicacoes Brasileiras SA Telebras ADR                1,192,218
--------------------------------------------------------------------------------
                                                                       2,022,146
--------------------------------------------------------------------------------
Canada -- 3.0%
   77,000  Alcan Aluminium Ltd.                                        1,949,062
  165,000  Methanex Corp.(a)                                             959,922
  127,000  Moore Corp. Ltd.                                            1,436,687
  296,137  Noranda Forest Inc.                                         1,263,414
--------------------------------------------------------------------------------
                                                                       5,609,085
--------------------------------------------------------------------------------
Chile -- 0.4%
   35,000  Cia de Telecomunicaciones de Chile SA-ADR                     767,812
--------------------------------------------------------------------------------
China -- 1.6%
  130,000  Huaneng Power International, Inc.(a)                        1,787,500
  236,500  Shandong Huaneng Power Co. Ltd. ADR                         1,212,062
--------------------------------------------------------------------------------
                                                                       2,999,562
--------------------------------------------------------------------------------
Colombia -- 0.2%
   61,000  Bancolombia SA ADR                                            301,187
--------------------------------------------------------------------------------
Croatia -- 0.7%
   88,800  Pliva DD GDR                                                1,305,360
--------------------------------------------------------------------------------
Czech Republic -- 0.6%
   20,000  CEZ AS--Class A Shares                                        455,178
  165,000  Komercni Banka AS GDR(a)                                      705,375
--------------------------------------------------------------------------------
                                                                       1,160,553
--------------------------------------------------------------------------------
Denmark -- 1.1%
   16,000   Forsikringsselskabet Codan (The Codan Group)               2,033,004
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
16                                       1998 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)                October 31, 1998
--------------------------------------------------------------------------------

                    SMITH BARNEY HANSBERGER GLOBAL VALUE FUND

  SHARES                            SECURITY                              VALUE
================================================================================
Finland -- 2.3%
  182,000  Kemira Oyj                                                $ 1,499,057
  195,000  Metsa-Serla Oyj, Class B Shares                             1,474,546
  114,100  The Rauma Group Oyj                                         1,347,414
--------------------------------------------------------------------------------
                                                                       4,321,017
--------------------------------------------------------------------------------
France -- 3.8%
    4,000  Bail Investissement                                           593,125
    9,500  Compagnie de Saint Gobain                                   1,405,254
    3,200  Eridania Beghin-Say SA(a)                                     575,850
   17,916  Lafarge SA                                                  1,831,255
   29,100  Scor SA                                                     1,668,393
    2,100  Societe Eurafrance SA                                       1,066,060
--------------------------------------------------------------------------------
                                                                       7,139,937
--------------------------------------------------------------------------------
Germany -- 4.1%
   40,400  BASF AG                                                     1,705,083
   51,000  Bilfinger & Berger Bau AG                                   1,040,816
    5,385  Fuchs Petrolub AG Oel & Chemie, Preferred Shares              531,606
   32,000  Hoechst AG                                                  1,335,104
   97,500  Pfleiderer AG                                               1,995,682
   65,000  Tarkett Sommer AG                                           1,069,466
--------------------------------------------------------------------------------
                                                                       7,677,757
--------------------------------------------------------------------------------
Hong Kong -- 5.1%
  350,000  Dairy Farm International Holdings Ltd.                        430,500
1,200,000  Giordano International Ltd.                                   144,074
   42,800  HSBC Holdings PLC                                             980,764
  426,000  Hutchison Whampoa Ltd.                                      3,052,285
  588,911  Jardine Matheson Holdings Ltd.                              1,648,950
  400,000  Smartone Telecommunications Holdings Ltd.                   1,136,070
2,800,000  Swire Pacific Ltd., Class B Shares                          2,313,452
--------------------------------------------------------------------------------
                                                                       9,706,095
--------------------------------------------------------------------------------
India -- 1.2%
  240,000  Gujarat Ambuja Cements Ltd.+                                1,104,000
   86,000  State Bank of India GDR+                                      694,450
  251,000  Tata Engineering and Locomotive Co. Ltd. GDR+                 635,030
--------------------------------------------------------------------------------
                                                                       2,433,480
--------------------------------------------------------------------------------
Italy -- 0.7%
  750,000  Azienda Mediterranea Gas e Acqua S.p.A.                       589,653
  850,000  Montedison S.p.A. di Risp NC                                  669,830
   33,400  Sogefi S.p.A.                                                  80,938
--------------------------------------------------------------------------------
                                                                       1,340,421
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Hansberger Funds                                                 17

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)                October 31, 1998
--------------------------------------------------------------------------------

                    SMITH BARNEY HANSBERGER GLOBAL VALUE FUND

  SHARES                            SECURITY                              VALUE
================================================================================
Japan -- 8.3%
  244,000  Daito Trust Construction Co. Ltd.                         $ 2,083,412
  200,000  Daiwa Securities Co. Ltd.                                     566,377
  650,000  Dowa Fire & Marina Insurance Ltd.                           1,935,553
  317,000  Kyudenko Corp.                                              1,765,493
1,395,000  Marubeni Corp.                                              2,561,829
  560,000  Nippon Fire & Marine Insurance Co. Ltd.                     1,955,891
2,051,000  Showa Denko K.K.                                            1,513,653
  115,000  Yamanouchi Pharmaceutical Co. Ltd.                          3,296,146
--------------------------------------------------------------------------------
                                                                      15,678,354
--------------------------------------------------------------------------------
Malaysia -- 0.6%
  650,000  O.Y.L. Industries Berhad                                    1,170,279
--------------------------------------------------------------------------------
Mexico -- 1.1%
  263,900  Cemex SA de CV                                                619,146
   20,000  Grupo Industrial Durango, SA ADR(a)                           100,000
   11,000  Telefonos de Mexico SA ADR                                    580,937
  191,000  Transportacion Maritima Mexicana SA de CV ADR(a)              740,125
--------------------------------------------------------------------------------
                                                                       2,040,208
--------------------------------------------------------------------------------
Netherlands -- 4.3%
    6,288  DSM NV                                                        595,570
  108,701  Koninklijke Ahrend NV                                       2,205,797
   82,800  Koninklijke Emballage Industrie Van Leer NV                 1,551,641
   83,500  Koninklijke KPN NV                                          3,245,756
   21,200  Koninklijke Pakhoed NV                                        522,139
--------------------------------------------------------------------------------
                                                                       8,120,903
--------------------------------------------------------------------------------
New Zealand -- 3.9%
3,700,000  Brierley Investments Ltd.                                     842,275
1,000,000  Carter Holt Harvey Ltd.                                       815,276
  525,000  Fernz Corp. Ltd.                                            1,528,643
  310,000  Fisher & Paykel Industries Ltd.                               919,038
  500,000  Fletcher Challenge Building                                   661,750
  900,000  Fletcher Challenge Energy                                   1,658,081
  535,000  Tranz Rail Holdings Ltd.                                      979,972
--------------------------------------------------------------------------------
                                                                       7,405,035
--------------------------------------------------------------------------------
Norway -- 6.8%
  116,000  Aker RGI ASA, Class B Shares                                1,069,965
   67,000  Elekem ASA                                                    758,864
   35,000  Kvaerner PLC                                                  754,862
   37,800  Norsk Hydro ASA                                             1,640,758
  100,600  Odfjell ASA                                                   968,855
  160,000  Petroleum Geo-Services ASA(a)                               3,385,692
  172,000  Saga Petroleum ASA                                          2,169,772
  116,100  Sparebanken NOR                                             2,204,769
--------------------------------------------------------------------------------
                                                                      12,953,537
--------------------------------------------------------------------------------
Peru -- 0.2%
  238,000  Banco Wiese ADR                                               431,375
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
18                                       1998 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)                October 31, 1998
--------------------------------------------------------------------------------

                    SMITH BARNEY HANSBERGER GLOBAL VALUE FUND

  SHARES                            SECURITY                              VALUE
================================================================================
Philippines -- 2.1%
  290,600  Metropolitan Bank & Trust Co.                             $ 1,505,214
  101,000  Philippines Long Distance Telephone Co.                     2,415,489
--------------------------------------------------------------------------------
                                                                       3,920,703
--------------------------------------------------------------------------------
Portugal -- 0.5%
   34,100  EDP-Electricidade de Portugal SA                              857,898
--------------------------------------------------------------------------------
Russia -- 0.8%
   48,000  Gazprom ADR+                                                  447,600
   24,200  Lukoil Holding ADR                                            391,072
   50,000  Rostelecom ADR                                                190,625
        4  Rostelecom RDC(a)                                              24,400
  201,000  Surgutneftegaz ADR                                            432,150
--------------------------------------------------------------------------------
                                                                       1,485,847
--------------------------------------------------------------------------------
Singapore -- 2.8%
  750,000  City Developments Ltd.                                      2,717,558
  550,000  United Overseas Bank Ltd.                                   2,583,983
--------------------------------------------------------------------------------
                                                                       5,301,541
--------------------------------------------------------------------------------
Slovakia -- 0.7%
  122,200  Slovakofarma AS GDR+                                          381,875
  143,000  Vychodoslvenske Zeleziarne AS                                 856,092
--------------------------------------------------------------------------------
                                                                       1,237,967
--------------------------------------------------------------------------------
Slovenia -- 0.4%
   97,000  SKB Banka GDR+                                                700,825
--------------------------------------------------------------------------------
South Africa -- 0.2%
  140,000  Standard Bank Investment Corp. Ltd. ADR                       421,746
--------------------------------------------------------------------------------
South Korea -- 2.8%
  132,500  Pohang Iron & Steel Co. Ltd. ADR                            2,385,000
   65,420  Samsung Electronics GDR+(a)                                 1,486,739
   55,000  SK Telecom Co. Ltd. ADR                                       567,187
    1,400  SK Telecom Co. Ltd.                                           971,681
--------------------------------------------------------------------------------
                                                                       5,410,607
--------------------------------------------------------------------------------
Spain -- 1.8%
   23,000  Construcciones y Auxiliar de Ferrocarriles SA                 766,014
   98,000  Iberdrola SA                                                1,579,861
   22,100  Repsol SA                                                   1,107,192
--------------------------------------------------------------------------------
                                                                       3,453,067
--------------------------------------------------------------------------------
Sweden -- 2.8%
   61,000  AssiDoman AB                                                1,154,903
   73,500  BT Industries AB                                            1,165,905
   69,500  Kalmar Industries AB                                          617,908
   95,400  SKF AB, Class B Shares                                      1,092,259
  136,000  Trelleborg AB, Class B Shares                               1,243,939
--------------------------------------------------------------------------------
                                                                       5,274,914
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Hansberger Funds                                                 19

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)                October 31, 1998
--------------------------------------------------------------------------------

                    SMITH BARNEY HANSBERGER GLOBAL VALUE FUND

  SHARES                            SECURITY                              VALUE
================================================================================
Switzerland -- 1.2%
    1,020  ABB AG, Bearer Shares                                     $ 1,221,710
    1,000  Holderbank Financiere Glarus AG Bearer Shares               1,114,311
--------------------------------------------------------------------------------
                                                                       2,336,021
--------------------------------------------------------------------------------
Thailand -- 1.1%
  580,000  Bangkok Bank Public Co. Ltd.                                  883,929
  910,000  Thai Farmers Bank Public Co. Ltd.                           1,151,585
--------------------------------------------------------------------------------
                                                                       2,035,514
--------------------------------------------------------------------------------
United Kingdom -- 7.3%
3,172,564  Albert Fisher Group PLC                                       371,917
1,115,244  The BICC Group                                                933,852
  115,000  British Telecommunications PLC                              1,504,136
  290,000  BTR PLC - Class B Shares                                      162,697
  425,625  BTR PLC                                                       743,090
  226,846  Cable & Wireless PLC                                        2,558,627
  480,000  Caradon PLC                                                   996,784
  102,500  Fairview Holdings PLC(a)                                      140,758
  205,000  Hillsdown Holdings PLC                                        288,384
  327,922  Lucas Varity PLC                                            1,131,295
   40,000  National Westminster Bank PLC                                 668,207
  156,000  Orange PLC                                                  1,449,959
  285,436  Rolls-Royce PLC                                             1,061,206
  148,000  Standard Chartered PLC                                      1,578,225
  102,500  Terranova Foods PLC(a)                                        203,413
--------------------------------------------------------------------------------
                                                                      13,792,550
--------------------------------------------------------------------------------
United States -- 14.4%
   62,300  American Standard Cos., Inc.(a)                             1,989,706
  109,800  Archer-Daniels-Midland Co.(a)                               1,832,287
   35,000  Flour Corp.                                                 1,358,437
   73,000  The Geon Co.                                                1,583,187
   76,000  Georgia Pacific Timber Company                              1,686,250
   47,000  GTE Corp.                                                   2,758,312
   76,000  IBP Inc.                                                    2,056,750
  100,000  Nabors Industries, Inc.(a)                                  1,850,000
   14,000  Owens Corning                                                 508,375
  151,000  Paxar Corp.(a)                                              1,368,437
   20,500  Pharmacia & Upjohn, Inc.                                    1,085,218
   45,500  Raychem Corp.                                               1,390,593
   61,000  Roper Industries Inc.                                       1,086,562
   40,000  Schlumberger Ltd.                                           2,100,000
   31,000  Tecumseh Products Co., Class A Shares                       1,612,000
   87,500  Titanium Metals Corp.                                         918,750
   18,850  Waste Management Inc.                                         850,606
   40,000  Willamette Industries Inc.                                  1,240,000
--------------------------------------------------------------------------------
                                                                      27,275,470
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
20                                       1998 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)                October 31, 1998
--------------------------------------------------------------------------------

                    SMITH BARNEY HANSBERGER GLOBAL VALUE FUND

  SHARES                            SECURITY                              VALUE
================================================================================
Venezuela -- 0.6%
   90,000  Mavesa SA ADR                                            $    360,000
  148,866  Siderurgica Venezolana SA CA ADR                              779,210
--------------------------------------------------------------------------------
                                                                       1,139,210
--------------------------------------------------------------------------------
           TOTAL STOCK
           (Cost -- $215,083,685)                                    183,717,856
================================================================================

  FACE
 AMOUNT                             SECURITY                              VALUE
================================================================================
REPURCHASE AGREEMENT -- 2.9%
$5,465,000 CIBC Wood Gundy Securities, Inc., 5.250% due 11/2/98;
           Proceeds at maturity -- $5,467,391; (Fully
           collateralized by U.S. Treasury Notes, 6.375%
           due 5/15/99; Market value -- $5,575,186)
           (Cost -- $5,465,000)                                        5,465,000
================================================================================
           Total Investments -- 100%
           (Cost -- $220,548,685*)                                  $189,182,856
================================================================================

(a)   Non-income producing security.
+ Security is exempt under Rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.
*     Aggregate cost for Federal income tax purposes is substantially the same.

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Hansberger Funds                                                 21

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)                October 31, 1998
--------------------------------------------------------------------------------

               SMITH BARNEY HANSBERGER GLOBAL SMALL CAP VALUE FUND

  SHARES                            SECURITY                              VALUE
================================================================================
STOCK -- 91.6%
Australia -- 1.5%
  258,000  Henry Walker Group Ltd.                                   $   287,391
--------------------------------------------------------------------------------
Austria -- 1.1%
    4,400  Boehler - Uddeholm AG                                         207,304
--------------------------------------------------------------------------------
Canada -- 2.1%
   22,800  Moore Corp. Ltd.                                              257,925
   32,851  Noranda Forest Inc.                                           140,156
--------------------------------------------------------------------------------
                                                                         398,081
--------------------------------------------------------------------------------
China -- 1.3%
   24,000  Shangdon Huaneng Power Co. Ltd. ADR                           123,000
1,300,000  Shanghai Petrochemical Co. Ltd.(a)                            130,906
--------------------------------------------------------------------------------
                                                                         253,906
--------------------------------------------------------------------------------
Czech Republic -- 0.7%
   14,000  Komercni Banka AS GDR(a)                                       59,850
    9,700  Skoda Plzen AS(a)                                              64,880
--------------------------------------------------------------------------------
                                                                         124,730
--------------------------------------------------------------------------------
Denmark -- 0.9%
    1,300  Forsikringsselskabet Codan (The Codan Group)                  165,182
--------------------------------------------------------------------------------
Finland -- 4.4%
   27,000  Kemira Oyj                                                    222,387
   23,000  Metsa-Serla Oyj, Class B Shares                               173,921
   16,500  The Rauma Group                                               194,849
   47,200  Tamro Oyj                                                     252,932
--------------------------------------------------------------------------------
                                                                         844,089
--------------------------------------------------------------------------------
France -- 3.3%
    2,000  Bail Investissement                                           296,562
    3,200  Financiere Marc de Lacharriere SA                             333,994
--------------------------------------------------------------------------------
                                                                         630,556
--------------------------------------------------------------------------------
Germany -- 6.2%
      960  Fuchs Petrolub AG Oel & Chemie, Preferred Shares               94,771
   18,250  Hans Einhell AG                                               211,568
   13,300  Lindner Holding KGaA                                          248,944
    6,800  Moebel Walther AG                                             221,712
    3,700  Strabag AG(a)                                                 221,169
   10,700  Tarkett Sommer AG                                             176,051
--------------------------------------------------------------------------------
                                                                       1,174,215
--------------------------------------------------------------------------------
Hong Kong -- 5.3%
1,200,000  Cafe De Coral Holdings                                        410,534
  800,000  CDL Hotels International Ltd.                                 204,493
  800,000  Giordano International Ltd.                                    96,049
1,230,000  Pacific Ports Co. Ltd.(a)                                     112,743
  320,000  South China Morning Post Holdings Ltd.                        171,443
--------------------------------------------------------------------------------
                                                                         995,262
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
22                                       1998 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)                October 31, 1998
--------------------------------------------------------------------------------

               SMITH BARNEY HANSBERGER GLOBAL SMALL CAP VALUE FUND

  SHARES                            SECURITY                              VALUE
================================================================================
Hungary -- 0.5%
    4,000  BorsodChem RT                                             $    98,659
--------------------------------------------------------------------------------
Indonesia -- 0.2%
  905,000  PT Kalbe Farma(a)                                              44,655
--------------------------------------------------------------------------------
Italy -- 2.1%
  375,000  Azienda Mediterranea Gas e Acqua S.p.A.                       294,827
   44,900  Sogefi S.p.A.                                                 108,806
--------------------------------------------------------------------------------
                                                                         403,633
--------------------------------------------------------------------------------
Japan -- 4.0%
   56,000  Ataka Construction & Engineering Co.                          153,781
   38,000  Daito Trust Construction Co. Ltd.                             324,466
   52,000  Kyudenko Corp.                                                289,608
--------------------------------------------------------------------------------
                                                                         767,855
--------------------------------------------------------------------------------
Mexico -- 0.3%
   12,600  Grupo Industrial Durango, SA ADR(a)                            63,000
--------------------------------------------------------------------------------
Netherlands -- 5.0%
    3,700  Eriks Holdings NV                                             248,622
   15,100  European Vinyls Corp. International NV                        140,675
   12,343  Koninklijke Ahrend Groep NV                                   250,469
   17,000  Koninklijke Emballage Industrie Van Leer NV                   318,573
--------------------------------------------------------------------------------
                                                                         958,339
--------------------------------------------------------------------------------
New Zealand -- 5.7%
  230,300  Air New Zealand Ltd.                                          304,803
   99,000  Fernz Corp. Ltd.                                              288,259
   83,000  Fisher & Paykel Industries Ltd.                               246,065
  348,248  Fletcher Challenge Forests                                    117,993
   68,800  Tranz Rail Holdings Ltd.                                      126,022
--------------------------------------------------------------------------------
                                                                       1,083,142
--------------------------------------------------------------------------------
Norway -- 4.7%
   22,900  Aker RGI ASA, Class B Shares                                  211,226
   28,300  Elkem ASA                                                     320,536
   19,080  Sparebanken NOR                                               362,334
--------------------------------------------------------------------------------
                                                                         894,096
--------------------------------------------------------------------------------
Peru -- 1.1%
   33,400  Banco Wiese ADR                                                60,538
   12,600  Southern Peru Copper Corp., Ltd.                              150,412
--------------------------------------------------------------------------------
                                                                         210,950
--------------------------------------------------------------------------------
Poland -- 0.3%
   63,000  Mostostal-Export SA ADR                                        58,508
--------------------------------------------------------------------------------
Russia -- 0.3%
   17,000  Irkutskenergo ADR                                              29,750
   24,000  Nizhegorodsvyazinform ADR                                      15,360
--------------------------------------------------------------------------------
                                                                          45,110
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Hansberger Funds                                                 23

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)                October 31, 1998
--------------------------------------------------------------------------------

               SMITH BARNEY HANSBERGER GLOBAL SMALL CAP VALUE FUND

  SHARES                            SECURITY                              VALUE
================================================================================
Slovakia -- 0.6%
    1,400  Slovakofarma AS                                           $    63,858
    7,800  Vychodoslovenske Zeleziarne AS                                 46,695
--------------------------------------------------------------------------------
                                                                         110,553
--------------------------------------------------------------------------------
Slovenia -- 0.4%
    9,800  SKB Banka GDR+                                                 70,805
--------------------------------------------------------------------------------
Spain -- 3.1%
    3,200  Banco Pastor SA                                               170,748
    7,000  Catalana Occidente SA                                         185,516
    7,000  Construcciones y Auxiliar de Ferrocarriles SA                 233,135
--------------------------------------------------------------------------------
                                                                         589,399
--------------------------------------------------------------------------------
Sweden -- 5.7%
   16,600  BT Industries AB                                              263,320
   12,600  Esselte AB, Class B Shares                                    183,752
   15,750  Getinge Industrier AB                                         241,777
   11,300  Kalmar Industries                                             100,465
   44,690  Lifco AB Class B Shares(a)                                    180,085
   12,100  PLM AB                                                        120,735
--------------------------------------------------------------------------------
                                                                       1,090,134
--------------------------------------------------------------------------------
Switzerland -- 1.3%
      600  Forbo Holding AG                                              248,116
--------------------------------------------------------------------------------
Thailand -- 0.3%
  247,400  Precious Shipping Public Co. Ltd.(a)                           53,863
--------------------------------------------------------------------------------
United Kingdom -- 6.8%
  143,187  BICC Group PLC                                                119,898
   79,000  David S. Smith Holdings PLC                                   166,701
   70,000  Dorling Kindersley Holdings PLC                               281,351
  480,000  Sherwood Group PLC                                            345,659
   58,333  Somerfield PLC                                                376,599
    3,285  TLG PLC                                                         9,572
--------------------------------------------------------------------------------
                                                                       1,299,780
--------------------------------------------------------------------------------
United States -- 22.4%
   27,100  American Residential Services, Inc.(a)                        106,707
    7,700  Aviation Sales Co.(a)                                         256,025
   22,800  Chiquita Brands International, Inc.                           242,250
   16,900  The Geon Co.                                                  366,518
   30,700  Hoenig Group, Inc.(a)                                         222,575
    8,400  Invacare Corp.                                                189,000
   12,960  The Learning Company, Inc.(a)                                 334,530
   32,000  Owens & Minor, Inc.                                           508,000
   15,700  Paxar Corp.(a)                                                142,281
   12,000  Penn Treaty American Corp.(a)                                 252,750
   16,000  PETCO Animal Supplies, Inc.(a)                                142,000
   12,300  Roper Industries Inc.                                         219,094
   34,000  Seattle FilmWorks, Inc.(a)                                    127,500

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
24                                       1998 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)                October 31, 1998
--------------------------------------------------------------------------------

               SMITH BARNEY HANSBERGER GLOBAL SMALL CAP VALUE FUND

  SHARES                            SECURITY                              VALUE
================================================================================
United States -- 22.4% (continued)
   16,400  Tarrant Apparel Group                                     $   309,550
    7,400  Tecumseh Products Co., Class A Shares                         384,800
   15,000  Titanium Metals Corp.                                         157,500
   22,600  Wolverine World Wide, Inc.                                    295,212
--------------------------------------------------------------------------------
                                                                       4,256,292
--------------------------------------------------------------------------------
           TOTAL STOCK
           (Cost -- $21,877,984)                                      17,427,605
================================================================================

   FACE
  AMOUNT                            SECURITY                              VALUE
================================================================================
REPURCHASE AGREEMENT -- 8.4%
$1,600,000 CIBC Wood Gundy Securities Inc., 5.25% due 11/2/98;
           Proceeds at maturity -- $1,600,700; (Fully
           collateralized by U.S. Treasury Notes, 6.375%
           due 5/15/99; Market value -- $1,632,978)
           (Cost -- $1,600,000)                                        1,600,000
================================================================================
           TOTAL INVESTMENTS -- 100%
           (Cost -- $23,477,984*)                                    $19,027,605
================================================================================

(a)   Non-income producing security.
+ Security is exempt under Rule 144A of the Security Exchange Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
*     Aggregate cost for Federal income tax purposes is substantially the same.

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Hansberger Funds                                                 25

--------------------------------------------------------------------------------
Statements of Assets and Liabilities (unaudited)                October 31, 1998
--------------------------------------------------------------------------------

                                                                                                Smith Barney
                                                                             Smith Barney        Hansberger
                                                                              Hansberger        Global Small
                                                                             Global Value         Cap Value
                                                                                 Fund               Fund
============================================================================================================
ASSETS:
    Investments, at cost                                                     $220,548,685       $23,477,984
    Foreign currency, at cost                                                           2                --
============================================================================================================
    Investments, at value                                                    $189,182,856       $19,027,605
    Foreign currency, at value                                                          2                --
    Cash                                                                            6,773            57,618
    Dividends and interest receivable                                             468,265            70,807
    Receivable for Fund shares sold                                               146,495            45,323
    Receivable for securities sold                                                     --            46,791
    Receivable from manager                                                            --            75,501
------------------------------------------------------------------------------------------------------------
    Total Assets                                                              189,804,391        19,323,645
------------------------------------------------------------------------------------------------------------
LIABILITIES:
    Management fees payable                                                       272,675                --
    Distribution fees payable                                                      52,818             2,963
    Payable to foreign bank                                                            --            33,375
    Accrued expenses                                                               50,455            41,843
------------------------------------------------------------------------------------------------------------
    Total Liabilities                                                             375,948            78,181
------------------------------------------------------------------------------------------------------------
Total Net Assets                                                             $189,428,443       $19,245,464
============================================================================================================
NET ASSETS:
    Par value of capital shares                                              $     18,409       $       208
    Capital paid in excess of par value                                       221,601,011        24,086,342
    Undistributed net investment income                                         2,071,355           254,158
    Accumulated net realized loss from security transactions                   (2,914,173)         (646,537)
    Net unrealized depreciation of investments and foreign currencies         (31,348,159)       (4,448,707)
------------------------------------------------------------------------------------------------------------
Total Net Assets                                                             $189,428,443       $19,245,464
============================================================================================================
Shares Outstanding:
    Class A                                                                     2,003,077           789,762
    --------------------------------------------------------------------------------------------------------
    Class B                                                                     3,437,448           943,538
    --------------------------------------------------------------------------------------------------------
    Class L                                                                       912,420           201,555
    --------------------------------------------------------------------------------------------------------
    Class Y                                                                    12,055,766           148,695
    --------------------------------------------------------------------------------------------------------
Net Asset Value:
    Class A (and redemption price)                                                 $10.29             $9.27
    --------------------------------------------------------------------------------------------------------
    Class B *                                                                      $10.22             $9.21
    --------------------------------------------------------------------------------------------------------
    Class L **                                                                     $10.22             $9.21
    --------------------------------------------------------------------------------------------------------
    Class Y (and redemption price)                                                 $10.31             $9.28
    --------------------------------------------------------------------------------------------------------
Maximum Public Offering Price Per Share:
    Class A (net asset value plus 5.26% of net asset value per share)              $10.83             $9.76
    --------------------------------------------------------------------------------------------------------
    Class L (net asset value plus 1.01% of net asset value per share)              $10.32             $9.30
============================================================================================================

* Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from initial purchase (See Note 2).
** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
26                                       1998 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Statements of Operations (unaudited)   For the Six Months Ended October 31, 1998
--------------------------------------------------------------------------------

                                                                                                Smith Barney
                                                                             Smith Barney        Hansberger
                                                                              Hansberger        Global Small
                                                                             Global Value         Cap Value
                                                                                 Fund               Fund
============================================================================================================
INVESTMENT INCOME:
    Interest                                                               $    541,765         $    41,227
    Dividend                                                                  2,303,636             361,868
    Less: Foreign withholding tax                                              (234,524)            (47,019)
------------------------------------------------------------------------------------------------------------
    Total Investment Income                                                   2,610,877             356,076
------------------------------------------------------------------------------------------------------------
EXPENSES:
    Management fees (Note 2)                                                    830,043             114,531
    Distribution fees                                                           277,889              73,324
    Registration fees                                                           107,603              34,015
    Custody                                                                      30,082              20,309
    Shareholder and system servicing fees                                        26,779              39,255
    Shareholder communications                                                   17,552              42,671
    Audit and legal                                                              14,138              31,604
    Directors' fees                                                               7,020              10,894
    Other                                                                        73,508              23,594
------------------------------------------------------------------------------------------------------------
    Total Expenses                                                            1,384,614             390,197
    Less: Management fee waiver and expense reimbursement (Note 2)                   --            (142,300)
------------------------------------------------------------------------------------------------------------
    Net Expenses                                                              1,384,614             247,897
------------------------------------------------------------------------------------------------------------
Net Investment Income                                                         1,226,263             108,179
------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCIES (NOTE 3):
    Realized Gain (Loss) From:
      Security transactions (excluding short-term securities)                (2,763,948)           (665,943)
      Foreign currency transactions                                             334,589               2,756
------------------------------------------------------------------------------------------------------------
    Net Realized Loss                                                        (2,429,359)           (663,187)
------------------------------------------------------------------------------------------------------------
    Change in Net Unrealized Appreciation (Depreciation)
    of Investments and Foreign Currencies:
      Beginning of period                                                     8,375,536           1,565,615
      End of period                                                         (31,348,159)         (4,448,707)
------------------------------------------------------------------------------------------------------------
    Increase in Net Unrealized Depreciation                                 (39,723,695)         (6,014,322)
------------------------------------------------------------------------------------------------------------
Net Loss on Investments and Foreign Currencies                              (42,153,054)         (6,677,509)
------------------------------------------------------------------------------------------------------------
Decrease in Net Assets From Operations                                     $(40,926,791)        $(6,569,330)
============================================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Hansberger Funds                                                 27

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

For the Six Months Ended October 31, 1998 (unaudited) and the Year Ended April 30, 1998

Smith Barney Hansberger Global Value Fund                                   October 31           April 30
============================================================================================================
OPERATIONS:
    Net investment income                                                   $ 1,226,263           $ 202,933
    Net realized gain (loss)                                                 (2,429,359)            200,904
    Increase in net unrealized appreciation (depreciation)                  (39,723,695)          8,375,536
------------------------------------------------------------------------------------------------------------
    Increase (Decrease) in Net Assets From Operations                       (40,926,791)          8,779,373
------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                                                            --             (85,869)
------------------------------------------------------------------------------------------------------------
    Decrease in Net Assets From Distributions to Shareholders                        --             (85,869)
------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 9):
    Net proceeds from sale of shares                                        101,196,736         132,967,684
    Net asset value of shares issued for reinvestment of dividends                   --              83,205
    Cost of shares reacquired                                               (11,319,897)         (1,265,998)
------------------------------------------------------------------------------------------------------------
    Increase in Net Assets From Fund Share Transactions                      89,876,839         131,784,891
------------------------------------------------------------------------------------------------------------
Increase in Net Assets                                                       48,950,048         140,478,395
NET ASSETS:
    Beginning of period                                                     140,478,395                  --
------------------------------------------------------------------------------------------------------------
    End of period*                                                         $189,428,443        $140,478,395
============================================================================================================
* Includes undistributed net investment income of:                           $2,071,355            $510,503
============================================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
28                                       1998 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Statements of Changes in Net Assets (continued)
--------------------------------------------------------------------------------

For the Six Months Ended October 31, 1998 (unaudited) and the Year Ended April 30, 1998

Smith Barney Hansberger Small Cap Value Fund                                 October 31           April 30
============================================================================================================
OPERATIONS:
    Net investment income                                                   $   108,179         $    59,952
    Net realized gain (loss)                                                   (663,187)            110,277
    Increase in net unrealized appreciation (depreciation)                   (6,014,322)          1,565,615
------------------------------------------------------------------------------------------------------------
    Increase (Decrease) in Net Assets From Operations                        (6,569,330)          1,735,844
------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                                                            --             (20,614)
------------------------------------------------------------------------------------------------------------
    Decrease in Net Assets From Distributions to Shareholders                        --             (20,614)
------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 9):
    Net proceeds from sale of shares                                          4,613,330          22,450,956
    Net asset value of shares issued for reinvestment of dividends                   --              20,354
    Cost of shares reacquired                                                (2,616,738)           (368,338)
------------------------------------------------------------------------------------------------------------
    Increase in Net Assets From Fund Share Transactions                       1,996,592          22,102,972
------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                                            (4,572,738)         23,818,202
NET ASSETS:
    Beginning of period                                                      23,818,202                  --
------------------------------------------------------------------------------------------------------------
    End of period*                                                          $19,245,464         $23,818,202
============================================================================================================
* Includes undistributed net investment income of:                             $254,158            $143,223
============================================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Hansberger Funds                                                 29

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited)
--------------------------------------------------------------------------------

1. Significant Accounting Policies

The Smith Barney Hansberger Global Value Fund and Smith Barney Hansberger Global Small Cap Value Fund ("Portfolios") are separate investment portfolios of the Smith Barney Investment Funds Inc. ("Fund"). The Fund, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. The Fund consists of these Portfolios and five other separate investment portfolios: Concert Peachtree Growth Fund, Smith Barney Investment Grade Bond Fund, Smith Barney Special Equities Fund, Smith Barney Contrarian Fund (formerly known as Smith Barney Managed Growth Fund) and Smith Barney Government Securities Fund. The financial statements and financial highlights for the other portfolios are presented in separate annual reports dated December 31, 1997.

The significant accounting policies consistently followed by the Portfolios are:
(a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on the primary exchange on which they are traded; securities listed or traded on certain foreign exchanges or other markets whose operations are similar to the U.S. over-the-counter market (including securities listed on exchanges where the primary market is believed to be over-the-counter) and securities for which no sales price was reported on that date are valued at the mean between the bid and ask prices. Securities which are listed or traded on more than one exchange or market are valued at the quotations on the exchange or market determined to be the primary market for such securities; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Directors; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) gains or losses on the sale of securities are calculated by using the specific identification method; (f) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (g) dividend income is recorded on the ex-dividend date; foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Portfolios determine the existence of a dividend declaration after exercising reasonable due diligence; (h) direct expenses are charged to each Portfolio and class; management fees and general expenses are allocated on the basis of relative net assets by class; (i) dividends and distributions to shareholders are recorded on the ex-dividend date; (j) the accounting records of each Portfolio are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian; (k) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At April 30, 1998, reclassifications were made to the capital accounts of the Portfolios to reflect permanent book/tax differences and income and gains available for distributions under tax regulations. Accordingly, net investment losses of $42,310 and $13,014 were reclassed to paid-in capital for the Smith Barney Hansberger Global Value Fund and the Smith Barney Hansberger Global Small Cap Value Fund, respectively. Net investment income, net realized gains and net assets were not affected by these adjustments; (l) each Portfolio intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve each Portfolio from substantially all Federal income and excise taxes; and


--------------------------------------------------------------------------------
30                                       1998 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

(m) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In addition, the Portfolios may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked-to-market daily by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled.

2. Management Agreement and Other Transactions

Mutual Management Corp. ("MMC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), acts as investment manager of the Fund. The Smith Barney Hansberger Global Value Fund ("Global Value") and Smith Barney Hansberger Global Small Cap Value Fund ("Global Small Cap") pay MMC a management fee calculated at the annual rate of 0.95% and 1.05%, respectively, of the average daily net assets of each Portfolio. These fees are calculated daily and paid monthly. For the six months ended October 31, 1998, MMC waived all of its management fee and reimbursed expenses of $27,769.

MMC has entered into a sub-advisory agreement with Hansberger Global Investors, Inc. ("Hansberger"). Pursuant to the sub-advisory agreement, Hansberger is responsible for the day-to-day portfolio operations and investment decisions of the Portfolios. MMC pays Hansberger a fee of 0.50% and 0.60% of the average daily net assets of Global Value and Global Small Cap, respectively, for the services Hansberger provides as sub-investment adviser. These fees are calculated daily and paid monthly.

On October 8, 1998, CFBDS, Inc. became the Fund's distributor. Prior to that date Salomon Smith Barney Inc. ("SSB"), was the Fund's distributor. SSB (as well as certain other broker-dealers) continues to sell Fund shares to the public as a member of the selling group. SSB, another subsidiary of SSBH, acts as the primary broker for its portfolio agency transactions. For the six months ended October 31, 1998, SSB received brokerage commissions of $14,241.

On June 12, 1998, the Fund's existing Class C shares were renamed Class L shares. Effective June 15, 1998, Class L shares are being sold at net asset value plus a maximum initial sales charge of 1.00%. Class L shares also have a 1.00% contingent deferred sales charge ("CDSC"), which applies if redemption occurs within the first year of purchase.

There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from initial purchase. Thereafter this CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase.

For the six months ended October 31, 1998, CDSC's paid to SSB were approximately:

                                                           CDSC's
                                           -------------------------------------
Portfolio                                  Class A        Class B        Class L
================================================================================
Global Value                               $ 3,000        $57,000        $ 4,000
--------------------------------------------------------------------------------
Global Small Cap Value                       1,000         17,000          3,000
================================================================================

For the six months ended October 31, 1998, sales charges received by SSB were approximately:

                                                               Sales Charges
                                                          ----------------------
Portfolio                                                 Class A        Class L
================================================================================
Global Value                                              $42,000        $13,000
--------------------------------------------------------------------------------
Global Small Cap Value                                     16,000          2,000
================================================================================

--------------------------------------------------------------------------------
Smith Barney Hansberger Funds                                                 31

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

Pursuant to a Distribution Plan, the Portfolios pay a service fee with respect to Class A, B and L shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class' shares. The Portfolios also pay a distribution fee with respect to Class B and L shares calculated at the annual rate of 0.75% of the average daily net assets for each respective Portfolio and class. For the period ended October 31, 1998, total Distribution Plan fees incurred by the Portfolios were:

Portfolio                                  Class A        Class B        Class L
================================================================================
Global Value                              $ 29,358       $198,203       $ 50,328
--------------------------------------------------------------------------------
Global Small Cap Value                      10,600         50,896         11,828
================================================================================

All officers and one Director of the Fund are employees of SSB.

3. Investments

During the period ended October 31, 1998, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

Portfolio                                         Purchases                Sales
================================================================================
Global Value                                   $144,644,728           $7,107,820
--------------------------------------------------------------------------------
Global Small Cap Value                            3,066,910            1,331,320
================================================================================

At October 31, 1998, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                                                  Net Unrealized
Portfolio                            Appreciation   Depreciation   Appreciation
================================================================================
Global Value                         $11,975,480    $(43,341,309)  $(31,365,829)
--------------------------------------------------------------------------------
Global Small Cap Value                 1,145,713      (5,596,092)    (4,450,379)
================================================================================

4. Option Contracts

Premiums paid when put or call options are purchased by the Portfolios represent investments, which are marked-to-market daily. When a purchased option expires, the Portfolio will realize a loss in the amount of the premium paid. When the Portfolio enters into a closing sales transaction, the Portfolio will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the amount of the premium originally paid. When the Portfolio exercises a call option, the cost of the security that the Portfolio purchases upon exercise will be increased by the premium originally paid.

At October 31, 1998, the Portfolios had no open purchased call or put options.


--------------------------------------------------------------------------------
32                                       1998 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

When a Portfolio writes a covered call or put option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolio realizes a gain equal to the amount of the premium received. When the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised the cost of the security sold will be decreased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security that the Portfolio purchased upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Portfolio enters into options for hedging purposes. The risk in writing a covered call option is that the Portfolio gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a covered put option is that the Portfolio is exposed to the risk of loss if the market price of the underlying security declines.

During the period ended October 31, 1998, the Portfolios did not write any covered call or put options.

5. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contract. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract. The Portfolio enters into such contracts to hedge a portion of its portfolio. The Portfolio bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At October 31, 1998, the Portfolios had no open futures contracts.


--------------------------------------------------------------------------------
Smith Barney Hansberger Funds                                                 33

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

6. Concentration of Risk

The Portfolios' investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in a foreign currency and may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of each of the Portfolios. Foreign investments may also subject the Portfolios to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

7. Lending of Portfolio Securities

The Portfolios have an agreement with their custodian whereby the custodian may lend securities owned by the Portfolios to brokers, dealers and other financial organizations. Fees earned by the Portfolios on securities lending are recorded as interest income. Loans of securities by the Portfolios are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Portfolios maintain exposure for the risk of any losses in the investment of amounts received as collateral.

At October 31, 1998, the Portfolios had no securities on loan.

8. Capital Shares

At October 31, 1998, the Fund had ten billion shares of capital stock authorized with a par value of $0.001 per share. The Portfolios have the ability to issue multiple classes of shares. Each share of a class represents an identical legal interest in a Portfolio and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares. Effective June 12, 1998, the Fund adopted the remaining of existing Class C shares as Class L shares.

At October 31, 1998, total paid-in capital amounted to the following for each
Portfolio:

Portfolio                                            Class A         Class B        Class L         Class Y
============================================================================================================
Global Value                                       $23,594,449     $40,852,322    $10,755,311   $146,417,338
------------------------------------------------------------------------------------------------------------
Global Small Cap                                     9,191,486      10,913,551      2,393,831      1,587,682
============================================================================================================

--------------------------------------------------------------------------------
34                                       1998 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

Transactions in shares of each class were as follows:

                                                 Period Ended                         Period Ended*
                                               October 31, 1998                       April 30, 1998
                                        -----------------------------          -----------------------------
                                         Shares              Amount             Shares              Amount
============================================================================================================
Smith Barney Hansberger
Global Value Fund
Class A
Shares sold                              298,190          $ 3,281,066         2,136,344         $24,725,211
Shares issued on reinvestment                 --                   --             2,413              27,893
Shares redeemed                         (409,866)          (4,130,665)          (24,004)           (295,535)
------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                 (111,676)         $  (849,599)        2,114,753         $24,457,569
============================================================================================================
Class B
Shares sold                              487,033          $ 5,667,334         3,558,428         $41,419,420
Shares issued on reinvestment                 --                   --             3,969              45,877
Shares redeemed                         (562,853)          (5,659,212)          (49,129)           (599,114)
------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                  (75,820)         $     8,122         3,513,268         $40,866,183
============================================================================================================
Class L
Shares sold                              204,789          $ 2,359,688           882,791         $10,292,554
Shares issued on reinvestment                 --                   --               816               9,435
Shares redeemed                         (145,885)          (1,530,020)          (30,091)           (371,349)
------------------------------------------------------------------------------------------------------------
Net Increase                              58,904          $   829,668           853,516         $ 9,930,640
============================================================================================================
Class Y**
Shares sold                            7,716,859          $89,888,648         4,338,907         $56,530,499
Shares issued on reinvestment                 --                   --                --                  --
Shares redeemed                               --                   --                --                  --
------------------------------------------------------------------------------------------------------------
Net Increase                           7,716,859          $89,888,648         4,338,907         $56,530,499
============================================================================================================
Smith Barney Hansberger
Global Small Cap Value Fund
Class A
Shares sold                              140,649          $ 1,587,062           755,715         $ 8,670,260
Shares issued on reinvestment                 --                   --               658               7,518
Shares redeemed                         (102,336)          (1,011,369)           (4,924)            (57,082)
------------------------------------------------------------------------------------------------------------
Net Increase                              38,313          $   575,693           751,449         $ 8,620,696
============================================================================================================
Class B
Shares sold                              114,609          $ 1,264,145           955,601         $10,919,021
Shares issued on reinvestment                 --                   --               938              10,711
Shares redeemed                         (111,788)          (1,096,272)          (15,822)           (177,383)
------------------------------------------------------------------------------------------------------------
Net Increase                               2,821          $   167,873           940,717         $10,752,349
============================================================================================================
Class L
Shares sold                               35,832          $   406,415           229,248         $ 2,629,681
Shares issued on reinvestment                 --                   --               186               2,125
Shares redeemed                          (51,690)            (509,097)          (12,021)           (133,873)
------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                  (15,858)         $  (102,682)          217,413         $ 2,497,933
============================================================================================================
Class Y**
Shares sold                              129,814          $ 1,355,708            18,881         $   231,994
Shares issued on reinvestment                 --                   --                --                  --
Shares redeemed                               --                   --                --                  --
------------------------------------------------------------------------------------------------------------
Net Increase                             129,814          $ 1,355,708            18,881         $   231,994
============================================================================================================

*     For the period from December 19, 1997 (inception date) to April 30, 1998.
** For the period ended April 30, 1998, Class Y had an inception date of March 10, 1998.


--------------------------------------------------------------------------------
Smith Barney Hansberger Funds                                                 35

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each year ended April 30, except where noted:

                                                        Class A                     Class B
Smith Barney Hansberger                          ---------------------        ----------------------
Global Value Fund                                1998(1)       1998(2)        1998(1)        1998(2)
====================================================================================================
Net Asset Value, Beginning of Period             $12.99        $11.40         $12.96          $11.40
----------------------------------------------------------------------------------------------------
Income From Operations:
  Net investment income(3)                         0.10          0.05           0.05            0.02
  Net realized and unrealized gain (loss)         (2.80)         1.56          (2.79)           1.56
----------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations               (2.70)         1.61          (2.74)           1.58
----------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                              --         (0.02)            --           (0.02)
----------------------------------------------------------------------------------------------------
Total Distributions                                  --         (0.02)            --           (0.02)
----------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                   $10.29        $12.99         $10.22          $12.96
----------------------------------------------------------------------------------------------------
Total Return++                                   (20.79)%       14.13%        (21.14)%         13.87%
----------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)                $20,612       $27,478        $35,143         $45,526
----------------------------------------------------------------------------------------------------
Ratio to Average Net Assets+:
  Expenses(3)                                      1.59%         1.71%          2.34%           2.48%
  Net investment income                            1.63          1.25           0.87            0.52
----------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                               4%            1%             4%              1%
====================================================================================================

(1)   For the six months ended October 31, 1998 (unaudited).
(2)   For the period from December 19, 1997 (inception date) to April 30, 1998.
(3) The Manager waived part of its fees for the period ended April 30, 1998. If such fees were not waived, the per share effect on net investment income and the expense ratios would have been as follows:

                                 Net Investment Income     Expense Ratios
                                  Per Share Decreases   Without Fee Waivers+
                                 ---------------------  --------------------
                Class A                 $0.01                   2.09%
                Class B                  0.01                   2.87

++ Total returns are not annualized, as it may not be representative of the total return for the year.
+     Annualized.


--------------------------------------------------------------------------------
36                                       1998 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each year ended April 30, except where noted:

                                                       Class L(2)                     Class Y
Smith Barney Hansberger                          ---------------------        ----------------------
Global Value Fund                                1998(1)       1998(3)        1998(1)         1998(4)
====================================================================================================
Net Asset Value, Beginning of Period             $12.96        $11.40         $13.00          $12.44
----------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income(5)                         0.04          0.02           0.07            0.00*
  Net realized and unrealized gain (loss)         (2.78)         1.56          (2.76)           0.56
----------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations               (2.74)         1.58          (2.69)           0.56
----------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                              --         (0.02)            --              --
----------------------------------------------------------------------------------------------------
Total Distributions                                  --         (0.02)            --              --
----------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                   $10.22        $12.96         $10.31          $13.00
----------------------------------------------------------------------------------------------------
Total Return++                                   (21.14)%       13.87%        (20.69)%          4.50%
----------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)                 $9,328       $11,060       $124,346         $56,414
----------------------------------------------------------------------------------------------------
Ratio to Average Net Assets+:
  Expenses(5)                                      2.42%         2.49%          1.18%           1.47%
  Net investment income                            0.84          0.42           1.64            1.83
----------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                               4%            1%             4%              1%
====================================================================================================

(1)   For the six months ended October 31, 1998 (unaudited).
(2)   On June 12, 1998, Class C shares were renamed Class L shares.
(3)   For the period from December 19, 1997 (inception date) to April 30, 1998.
(4)   For the period from March 10, 1998 (inception date) to April 30, 1998.
(5) The Manager waived part of its fees for the periods ended April 30, 1998. If such fees were not waived, the per share effect on net investment income and the expense ratios would have been as follows:

                                  Net Investment Income     Expense Ratios
                                   Per Share Decreases   Without Fee Waivers+
                                  ---------------------  --------------------
                Class L                   $0.01                 2.88%
                Class Y                    0.00*                1.85

*     Amount represents less than $0.01 per share.
++ Total returns are not annualized, as it may not be representative of the total return for the year.
+     Annualized.


--------------------------------------------------------------------------------
Smith Barney Hansberger Funds                                                 37

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each year ended April 30, except where noted:

                                                        Class A                       Class B
Smith Barney Hansberger                          ---------------------        ----------------------
Global Small Cap Value Fund                      1998(1)       1998(2)        1998(1)         1998(2)
====================================================================================================
Net Asset Value, Beginning of Period             $12.37        $11.40         $12.34          $11.40
----------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income(3)                         0.05          0.05           0.02            0.02
  Net realized and unrealized gain (loss)         (3.15)         0.93          (3.15)           0.93
----------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations               (3.10)         0.93          (3.13)           0.95
----------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                              --         (0.01)            --           (0.01)
----------------------------------------------------------------------------------------------------
Total Distributions                                  --         (0.01)            --           (0.01)
----------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                    $9.27        $12.37          $9.21          $12.34
----------------------------------------------------------------------------------------------------
Total Return++                                   (25.06)%        8.64%        (25.36)%          8.38%
----------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)                 $7,320        $9,296         $8,689         $11,606
----------------------------------------------------------------------------------------------------
Ratio to Average Net Assets+:
  Expenses(3)                                      1.84%         1.95%          2.60%           2.68%
  Net investment income                            1.40          1.28           0.67            0.58
----------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                               8%            2%             8%              2%
====================================================================================================

(1)   For the six months ended October 31, 1998 (unaudited).
(2)   For the period from December 19, 1997 (inception date) to April 30, 1998.
(3) The Manager waived all of its fees for the periods ended April 30, 1998 and October 31, 1998. In addition, the Manager reimbursed the Portfolio for $17,302 and $27,769 in expenses for the periods ended April 30, 1998 and October 31, 1998, respectively. If such fees were not waived and expenses not reimbursed, the per share effect on net investment income and the expense ratios would have been as follows:

                                                         Expense Ratios
                     Net Investment Income            Without Fee Waivers
                      Per Share Decreases             and Reimbursement+
                     ---------------------            -------------------
                      1998(1)     1998(2)             1998(1)     1998(2)
                      -------     -------             -------     -------
        Class A        $0.07       $0.05               3.14%       3.25%
        Class B         0.07        0.04               3.90        3.96

++ Total returns are not annualized, as it may not be representative of the total return for the year.
+     Annualized.


--------------------------------------------------------------------------------
38                                       1998 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each year ended April 30, except where noted:

                                                       Class L(2)                     Class Y
Smith Barney Hansberger                          ---------------------        ----------------------
Global Small Cap Value Fund                      1998(1)       1998(3)        1998(1)         1998(4)
====================================================================================================
Net Asset Value, Beginning of Period             $12.34        $11.40         $12.37          $11.74
----------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income(5)                         0.02          0.02           0.02            0.00*
  Net realized and unrealized gain (loss)         (3.15)         0.93          (3.11)           0.63
----------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations               (3.13)         0.95          (3.09)           0.63
----------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                              --         (0.01)            --              --
----------------------------------------------------------------------------------------------------
Total Distributions                                  --         (0.01)            --              --
----------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                    $9.21        $12.34          $9.28          $12.37
----------------------------------------------------------------------------------------------------
Total Return++                                   (25.36)%        8.38%        (24.98)%          5.37%
----------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)                 $1,856        $2,682         $1,380            $234
----------------------------------------------------------------------------------------------------
Ratio to Average Net Assets+:
  Expenses(5)                                      2.60%         2.71%          1.50%           1.73%
  Net investment income                            0.67          0.58           1.56            2.42
----------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                               8%            2%             8%              2%
====================================================================================================

(1)   For the six months ended October 31, 1998 (unaudited).
(2)   On June 12, 1998, Class C shares were renamed Class L shares.
(3)   For the period from December 19, 1997 (inception date) to April 30, 1998.
(4)   For the period from March 10, 1998 (inception date) to April 30, 1998.
(5) The Manager waived part of its fees for the periods ended October 31, 1998 and April 30, 1998. In addition, the Manager reimbursed the Portfolio for $17,302 and $27,769 in expenses for the periods ended October 31, 1998 and April 30, 1998, respectively. If such fees were not waived, and expenses not reimbursed, the per share effect on net investment income and the expense ratios would have been as follows:

                                                         Expense Ratios
                     Net Investment Income            Without Fee Waivers
                      Per Share Decreases             and Reimbursement+
                     ---------------------            -------------------
                      1998(1)      1998               1998(1)      1998
                      -------     -------             -------     -------
        Class L        $0.08      $0.04(3)             3.90%       4.02%(3)
        Class Y         0.03       0.00*(4)            2.72        3.05(4)

*     Amount represents less than $0.01 per share.
++ Total returns are not annualized, as it may not be representative of the total return for the year.
+     Annualized.


--------------------------------------------------------------------------------
Smith Barney Hansberger Funds                                                 39

                      [This page intentionally left blank]

Directors

Paul R. Ades
Herbert Barg
Dwight B. Crane
Frank Hubbard
Heath B. McLendon, Chairman
Jerome Miller
Ken Miller

Allan R. Johnson, Emeritus
John F. White, Emeritus


Officers

Heath B. McLendon
President and Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

Irving P. David
Controller

Christina T. Sydor
Secretary


Investment Manager

Mutual Management Corp.


Sub-Investment Adviser

Hansberger Global Investors, Inc.


Distributor

CFBDS, Inc.


Custodian

The Chase Manhattan Bank, N.A.


Shareholder Servicing Agent

First Data Investor Services Group, Inc.
P.O. Box 9134
Boston, MA 02205-9134

This report is for the information of shareholders of Smith Barney Investment Funds Inc. -- Smith Barney Hansberger Global Value and Smith Barney Hansberger Global Small Cap Value Funds. It is not authorized for distribution to prospective investors unless accompanied by a current Prospectus for the Fund, which contains information concerning the Fund's investment policies and expenses as well as other pertinent information.

                                                            SALOMON SMITH BARNEY
                                                     ---------------------------
                                                     A member of citigroup[LOGO]

Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

Smith Barney
Investment Funds Inc.
Smith Barney Mutual Funds
388 Greenwich Street, MF-2
New York, New York 10013

www.smithbarney.com

FD01490 11/98